SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                             Form 8-K


                          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 1997

                     SIMPSON INDUSTRIES, INC.
      (Exact name of registrant as specified in its charter)

      MICHIGAN                     0-6611               38-1225111
(State or other jurisdiction    (Commission            (IRS Employer
 of incorporation)               File Number)          Identification No.)


   47603 Halyard Drive, Plymouth, Michigan,            48170
   (Address of Principal executive offices)         (Zip Code)

Registrant's telephone number, including are code    (313) 207-6200


  (Former name or former address, if changed since last report)




ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS


On June 27, 1997, Simpson Industries, Inc. (the "Company") acquired the Vibration Attenuation Division of Holset Engineering, Ltd., a subsidiary of Cummins Engine Company, Inc. ("VA Division") for a payment of $73,500,000. The purchase price was financed from borrowings under the Company's credit agreement. For financial reporting purposes, the VA Divisions acquisition will be accounted for using the purchase method in accordance with generally accepted accounting principles.

A copy of the Purchase Agreement is filed herewith as Exhibit 2.1 and a copy of the press release issued by the Company regarding the VA Division acquisition is filed herewith as Exhibit 99. Both of these exhibits are incorporated by reference herein.


ITEM 7 - FINANCIAL STATEMENTS PRO FORMA INFORMATION AND EXHIBITS


     (a)  Financial Statements of Business Acquired

     The required financial statements will be filed no later than 60 days from the date this Form 8-K was required to be filed.

     (b)  Pro Forma Financial Information

     The required pro forma financial information will be filed no later than 60 days from the date this Form 8-K was required to be filed.

     (c)  Exhibits:

          2.1 Purchase Agreement, dated as of June 3, 1997 between Simpson Industries, Inc. and Cummins Engine Company, Inc.

          99   Press Release dated June 30, 1997



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                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              SIMPSON INDUSTRIES, INC.

                         By:  /S/  JAMES E. GARPOW

                              James E. Garpow
                              Assistant Secretary



Dated: July 14, 1997

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                         INDEX TO EXHIBIT



EXHIBIT NO.                      DOCUMENT

   2.1    Purchase Agreement, dated as of June 3, 1997 between
          Simpson Industries, Inc. and Cummins Engine Company, Inc.

  99      Press Release dated June 30, 1997